USAA MUTUAL FUNDS TRUST

USAA Income Stock Fund

R6 Shares (URISX)

Supplement dated December 16, 2021

to the Prospectus and Summary Prospectus dated December 1, 2021

The Board of Trustees of USAA Mutual Funds Trust has approved a Plan of Liquidation for the USAA Income Stock Fund R6 Shares effective on or about February 28, 2022. In addition, the R6 Shares will be closed to new investors and shareholder accounts effective January 3, 2022.

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

12.1.ISFPRO-SUP(1221)